BayCom Corp

Investor Conference

February 2nd and 3rd, 2022

NASDAQ: BCML

Presentation Disclosure

This investor presentation has been prepared by BayCom Corp ("BCML" or the "Company") solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of BCML and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in this presentation and other information provided by or on behalf of BCML.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to, the effect of the COVID-19 pandemic on the Company's credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate clients, including economic activity, employment levels and market liquidity; expected revenues, cost savings, synergies and other benefits from our recent acquisitions might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; future acquisitions by the Company of other depository institutions or lines of business; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; increased competitive pressures; changes in management's business strategies; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission ("SEC") that are available on our website at www.unitedbusinessbank.com and on the SEC's website at www.sec.gov.

The factors listed above could materially affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions, which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules. When considering forward-looking statements, you should keep in mind these risks and uncertainties. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made.

Non-GAAP Financial Measures

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include "Tangible Book Value Per Share," and "Tangible Common Equity." The Company believes that these non-GAAP financial measures are important to many investors who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of "Tangible Book Value Per Share," and "Tangible Common Equity," this presentation may not be comparable to other similarly titled measures as calculated by other companies.

BayCom Corp – Who we are

Overview

- BayCom Corp is the bank holding company for United Business Bank, the "Bank"
  - Founded in 2004 and headquartered in Walnut Creek, California
  - Full service commercially-oriented community bank
  - Serves small and mid-sized businesses, professionals and individuals
- 33 full-service branches
  - 6 branches in the San Francisco Bay Area
  - 6 branches in the Los Angeles Area
  - 3 branches in California's Central Valley
  - 2 branches in Seattle, Washington
  - 5 branches in Albuquerque, New Mexico
    - 1 in Albuquerque
    - 4 South of Albuquerque
  - 11 branches in Colorado
- Ten successful whole bank acquisitions completed since 2010
- Pacific Enterprise Bancorp acquired in February, 2022

Financial Highlights

Description	BayCom 3 Mo Ended Dec. 31, 2021	BayCom 3 Mo Ended Dec 31, 2020	BayCom 12 Mo Ended Dec 31, 2021
(Dollars and shares in thousands, except per share data)			
Net Income	$ 5,438	$ 4,541	$ 20,691
Diluted Earnings Per Share	$ 0.51	$ 0.39	$ 1.90
Average Shares Outstanding	10,694	11,628	10,882
Return on Average Assets [1]	0.92%	0.81%	0.89%
Return on Average Equity [1]	8.33%	7.07%	8.06%
Yield on Earning Assets [1]	3.79%	3.89%	3.74%
Cost of Interest-Bearing Liabilities [1]	0.64%	0.74%	0.67%
Net Interest Margin [1]	3.41%	3.44%	3.34%
Efficiency Ratio	63.19%	65.09%	65.57%
Non Performing Loans / Total Loans	0.41%	0.53%	0.41%
Nonperforming Assets / Total Assets [2]	0.29%	0.41%	0.29%

(1) Annualized.
(2) Nonperforming assets consists of non-accruing loans and other real estate owned.

Company Strengths

BAYCOM CORP

- Seasoned and talented management team who founded and led the Company since 2004
- Disciplined acquisition strategy and proven track record of integrating banks
  - The Company recorded bargain purchase gains in four of its ten completed acquisitions with the other six having tangible book value pay back periods of 3 years or less
  - Company is well-positioned for future M&A
  - Acquisition focus is on the Western region of the United States
- Strong core performance metrics creates potential for future shareholder appreciation
- Efficient and scalable platform with capacity to support growth
- Attractive metropolitan markets (Bay Area, Los Angeles, Seattle, Albuquerque, Denver) with favorable demographics and strong local economies
  - Footprint allows for ample fill-in opportunities
  - Pacific Enterprise Bancorp acquisition increased our Southern California presence
- Strong asset quality metrics since inception
- Experience in system and operational integration

Experienced Leadership Team

BAYCOM CORP

Name / Title	Experience	Background
George J. Guarini President & Chief Executive Officer	33 years Founding CEO 17 years with BCML	• President and Chief Executive Officer since the Bank began operations in 2004 • Held key executive and senior level management positions with national and regional institutions • Successfully resolved significant loan portfolio weakness at two financial institutions
Janet L. King Senior Executive Vice President & Chief Operating Officer	32 years Founding COO 17 years with BCML	• Senior Executive Vice President and Chief Operating Officer since the Bank's inception in 2004 • Formerly Chief Branch Administrator at Circle Bank from 1999 - 2004 where she was responsible for all aspects of operations • Served as Vice President of Operations for Valencia Bank & Trust from 1987 - 1998
Keary L. Colwell Senior Executive Vice President & Chief Financial Officer & Corporate Secretary	31 years Founding CFO 17 years with BCML	• Senior Executive Vice President, Chief Administrative Officer, Chief Financial Officer, and Corporate Secretary since the Bank's inception in 2004 • Instrumental in the successful turn-around of a Bay Area bank in the 1990s
Rick Pak Executive Vice President & Chief Lending Officer	34 years 6 years with BCML	• Joined the Bank in September, 2016 - promoted to CLO in January, 2019 • Previously served in various positions at Wells Fargo, Citibank, and other banks and credit unions • Expertise in SBA, USDA, agricultural and Commercial lending
Terry Curley Executive Vice President & Chief Credit Officer; and Director Labor Services Division	26 years 4 years with BCML	• Joined the Bank in April, 2017 when the Company acquired United Business Bank, FSB • At United Business Bank, FSB she served as EVP/Chief Credit Officer from 2012 to 2017 • Executive in-charge of Labor Services Division since 2017 • Appointed CCO in 2021

BAYCOM CORP

Disciplined Acquisition Strategy

- Strategic consolidation of community banks
  - Provides scale and operating efficiencies
  - Adds experienced and knowledgeable banking talent
  - Opportunity to improve concentration ratios
  - Opportunity to reduce cost of funds
  - Geographic diversification
  - Adds portfolios of seasoned loans
- Maintain disciplined approach
  - Increase low-cost deposits
  - Expand market area served
  - Enhance noninterest income
- Enhance the performance of acquired banks
  - Developed core competency evaluating, structuring, acquiring and integrating target banks
- Target markets – Selected Western States
  - California
  - Colorado
  - Nevada
  - New Mexico
  - Oregon
  - Washington
- Size Criteria
  - Banks with assets between $100 million and $1.5 billion
- There are 185 banks within our target markets that meet our size criteria

Headquarters of Potential Acquisition Opportunities


UNITED STATES
San Francisco
Los Angeles
esri
© 2021 S&P Global Market Intelligence
All rights reserved. Esri, Garmin, FAO,

- Banks $1B-$1.5B in Assets
- Banks $500M-$1B in Assets
- Banks $100M-$500M in Assets

	Total Banks	Median Asset Size
Banks $100M-$500M	122	$252,729
Banks $500M-$1B	39	$692,557
Banks $1B-$1.5B	24	$1,251,761

Note: Data as of June 30, 2021
Source: S&P Global Market Intelligence

Key Highlights of Current Markets:

BAYCOM CORP

Bay Area, California

- Part of both the San Francisco-Oakland-Hayward MSA and the San-Jose-Sunnyvale-Santa Clara MSA
  - Represents the second most populous area in California, and the 12th largest in the United States
- Great market for future growth, with a projected population growth of 5.9% through 2022 versus the national average of 3.7%
- Median household income is roughly $88,685, which greatly exceeds the national average of $57,462

Los Angeles County, California

- Largest MSA in California with over 13 million residents in the MSA; the second largest MSA in the United States
- Greater Los Angeles Market area ranked as 16th largest economy in the world with an estimated gross domestic product of about $1 trillion

Seattle, Washington

- The Seattle-Tacoma-Bellevue MSA is the largest MSA in Washington, covers approximately 2,100 square miles
- Population estimated to grow 7.5% through 2022, with a median household income of $81,089
- Strong economic base, with several large employers such as Amazon, Starbucks, and Boeing

Central Valley, California

- We serve the Sacramento-Roseville-Arden-Arcade MSA through one branch office
  - Population of approximately 2.3 million, the state capital, median household income of $63,727, and a projected population growth of 5.1% through 2022
- The Stockton-Lodi MSA in Central California is home to two branches
  - Population growth is expected to be 5.4% through 2022, and has a median household income of approximately $56,705
  - The area has a diverse industry mix, including agriculture, e-fulfillment centers, advanced manufacturing, data centers/call centers, and service industries

Albuquerque, New Mexico

- Albuquerque MSA is the largest MSA in New Mexico, and 60th in the United States with estimated population growth of 1.7% and a median household income of $50,192
- Strong economic base, housing large employers such as Honeywell, SCHOTT Solar, and Intel Corp

Denver, Colorado

- The Metro Denver-Aurora-Lakewood, CO area has a population of 2.9 million, is home to the state capital, enjoys a median household income of $76,643 and is the 19th largest metropolitan area in the United States

Source: S&P Global Market Intelligence; U.S. Census Bureau

Recent Acquisitions

BAYCOM CORP

	Pacific Enterprise Bancorp		Grand Mountain Bancshares
Assets[1]	$518,208		$130,593
Deposits[1]	$404,394		$117,376
Purchase Price[1]	$60,273		$13,886
Consideration	Stock		Cash
Price/LTM EPS[2]	9.6x		45.1x
Price/TBV[3]	92.5%		126.2%
EPS Accretion[3]	6.8%		5.9%
Initial TBV Accretion(Dilution) [2]	0.2%		(2.2%)
TBV Earn-back[4]	Immediate		2.7 Years
Assumed Cost Saves	30%		35%

(1) As of December 31, 2021 , the most recent quarter ended. In thousands.
(2) Computed as of December 31, 2021, the most recent period ended.
(3) For the first full calendar year after close. Based on BayCom consensus estimates and internal projections for each target.
(4) Using the cross-over method.

Loan Portfolio

- $1,667 million total loans (excluding loans held for sale)
- Approximately 35% of the loan portfolio is from the San Francisco Bay Area
- Average yield on total loans was 4.69% for 2021
- SBA Preferred Lender
  - $49.0 million of SBA loans (guaranteed portion) were sold which generated $4.8 million of gain on sale of loans during 2021.

Description	As of December 31, 2021	As of December 31, 2020
(Dollars in thousands)		
Loan Type Schedule		
Commercial & Industrial	$ 230,177	$ 309,961
Construction and land	13,371	22,696
Commercial Real Estate	1,299,684	1,144,560
Residential	118,423	164,724
Consumer	5,138	5,218
Total loans	1,666,793	1,647,159
Net deferred loan fees	(1,903)	(3,847)
Allowance for loan and lease losses	(17,700)	(17,500)
Net Loans	$ 1,647,190	$ 1,625,812

Note: Data as of December 31, 2021



Loan Portfolio By Type as of Dec. 31, 2021
Residential and Consumer 7%
Commercial and Industrial 14%
Construction and Land 1%
Commercial Real Estate 78%

Loan Portfolio By Grade	
Description	As of Dec. 31, 2021
(Dollars in thousands)	
Pass	$ 1,614,815
Special Mention	38,937
Substandard	13,041
Doubtful	-
Total	$ 1,666,793

Allowance for Loan and Lease Losses

BAYCOM CORP

- $17.7 million total allowance for loans and leases
- 0.29% = Nonperforming assets / total assets
- 0.41% = Nonperforming loans / total loans
- $13.0 million = classified assets
- 1.06% = Allowance of loan and lease losses / total loans

Description	Commercial and Industrial	Construction and land	Commercial Real Estate	Residential Real Estate	Consumer	Total
(Dollars in thousands)						
Year Ended Dec. 31, 2021						
Allowance for loan losses						
Beginning balance	$ 4,042	$ 378	$ 11,211	$ 1,856	$ 13	$ 17,500
Charge-offs	(232)	-	(44)	-	(5)	(281)
Recoveries	11	4	-	-	-	15
Provision for loan losses	(560)	(207)	1,542	(320)	11	466
Ending balances	$ 3,261	$ 175	$ 12,709	$ 1,536	$ 19	$ 17,700

Note: Data as of December 31, 2021.

Deposit Portfolio Summary

BAYCOM CORP

At December 31, 2021:

- $2.0 billion total deposits
- Noninterest-bearing demand represents 36% of total deposits
- Interest bearing demand, savings and money market accounts represent 53% of total deposits
- Time deposits represent 11% of total deposits

Deposit Composition as of Dec. 31, 2021



Certificates of Deposit 11% - COF 0.94%
Money Market 29% - COF 0.40%
Noninterest-bearing demand 36%
Interest-bearing Demand and Savings 24% - COF 0.09%

Deposit Growth



($ in thousands)
2,500,000
2,000,000
1,500,000
1,000,000
500,000
2021
2020
2019
2018
2017
Time
Money Market
NOW and Savings
Non-interest bearing checking

Deposits by Type as of Dec. 31, 2021

(Dollars in thousands)		
Noninterest-bearing demand	$	710,137
Interest-bearing Demand and Savings		916,379
Money Market		136,563
Certificates of Deposit		222,160
Total Deposits		1,985,239
Cost of Interest Bearing Deposits		0.39%
Net Interest Margin		3.41%
Net Interest Spread - average during the period		3.15%

Note: Data as of or for the year ended December 31, 2021.

Attractive Net Interest Spread

BAYCOM CORP

Yield on Interest Earning Assets



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.59%
4.54%
4.77%
4.27%
3.79%
2017
2018
2019
2020
2021

Cost of Average Interest-Bearing Liabilities



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.65%
0.62%
0.90%
0.73%
0.67%
2017
2018
2019
2020
2021

Net Interest Margin



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.14%
4.15%
4.22%
3.84%
3.41%
2017
2018
2019
2020
2021

Net Interest Spread



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.94%
3.92%
3.87%
3.54%
3.15%
2017
2018
2019
2020
2021

Note: Annual data as of or for the year ended December 31 of each respective year.

Shareholder Tangible Book Value(1)


TBV / Share
$25
$20
$15
$10
$5
$0
$13.81
$16.45
$16.84
$18.19
$20.34
2017
2018
2019
2020
2021

- During 2017, 2018, 2019, and 2020, the Company recorded $3.5, $2.3, $6.6 and $3.0 million, pre-tax merger expenses related to acquisitions, respectively. In 2017, the Company recorded additional tax provision related to the change in the corporate tax rate.

Note: Annual data as of or for the year ended December 31 of each respective year.
(1) Tangible Book Value excludes Goodwill and Core Deposit Intangible; see reconciliation of Non-GAAP financial measures at the end of this presentation.

Shareholder EPS


Diluted EPS
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.81
$1.50
$1.47
$1.15
$1.90
2017
2018
2019
2020
2021

Note: Annual data is for the year ended December 31 of each respective year. In 2020, there was $3.0 million in pretax merger expenses related to the GMB acquisition. In 2019, there was $6.6 million in pretax merger expenses related to the Uniti acquisition. In 2018, there was $2.3 million in pretax merger expenses related to the BFC acquisition. In 2017, there were $ 3.5 million in pretax merger expenses related to the FULB and Plaza Bank acquisitions and an income tax rate change charge of $2.7 million.

Corporate History

Consistent Asset Growth Supplemented By Acquisitions

- **2004 - 2009**
  - Opened Bay Commercial Bank
  - Acquired Castro Valley Branch
- **2010**
  - Raised $16.8 million of common stock from institutional and individual investors
- **2011**
  - Acquired Global Trust Bank
- **2012**
  - Opened Napa Branch
- **2013**
- **2014**
  - Acquired Community Bank of San Joaquin
- **2015**
  - Acquired Valley Community Bank
- **2016**
  - Formed Bank Holding Company BayCom Corp
- **2017**
  - Acquired United Business Bank, FSB
  - Renamed Bay Commercial Bank as United Business Bank
  - Acquired Plaza Bank
- **2018**
  - Acquired MyBank
  - Consolidated San Jose Branch
  - Consolidated Oakland Branch
  - Completed IPO and Nasdaq Listing
- **2019**
  - Acquired First State Bank of Colorado
  - Acquired Uniti Bank
- **2020**
  - Acquired Grand Mountain Bank
- **2022**
  - Acquired Pacific Enterprise Bank

BAYCOM CORP

Demonstrated Track Record of Growth

Total Assets ($mm)



$2,500
$2,000
$1,500
$1,000
$500
$0
$1,246
$1,478
$1,994
$2,196
$2,350
2017
2018
2019
2020
2021

Total Net Loans ($mm)



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$887
$970
$1,450
$1,626
$1,667
2017
2018
2019
2020
2021

Total Deposits ($mm)



$2,500
$2,000
$1,500
$1,000
$500
$0
$1,104
$1,258
$1,701
$1,838
$1,985
2017
2018
2019
2020
2021

Net Income ($000)



$25,000
$20,000
$15,000
$10,000
$5,000
$0
$5,260
$14,493
$17,318
$13,726
$20,691
2017
2018
2019
2020
2021

Note: Annual data as of or for the year ended December 31 of each respective year.

Strong Credit Quality

BAYCOM CORP

Nonperforming Assets / Total Assets[1]


0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.01%
0.27%
0.37%
0.41%
0.29%
2017
2018
2019
2020
2021

Allowance for Loan Losses / Total Loans


1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.47%
0.53%
0.51%
1.06%
1.06%
2017
2018
2019
2020
2021

Net Charge-Offs (Recoveries)


$1,000
$800
$600
$400
$200
$0
($200)
($400)
$22
$917
$418
($220)
$266
2017
2018
2019
2020
2021

Net Charge-Offs (Recoveries) / Average Loans


0.12%
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
-0.02%
0.00%
0.10%
0.04%
(0.09%)
0.02%
2017
2018
2019
2020
2021

Note: Annual data as of or for the year ended December 31 of each respective year.

(1) Nonperforming assets consists of non-accruing loans accruing loans 90 days or more past due, and other real estate owned.

Financial Performance Summary

BAYCOM CORP

Return on Average Assets



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.51%
1.10%
1.01%
0.84%
0.89%
2017
2018
2019
2020
2021

Return on Average Equity



9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.28%
8.48%
7.53%
7.15%
8.06%
2017
2018
2019
2020
2021

Efficiency Ratio[1]



68.00%
67.00%
66.00%
65.00%
64.00%
63.00%
62.00%
61.00%
60.00%
59.00%
67.34%
62.15%
66.51%
67.21%
65.57%
2017
2018
2019
2020
2021

Note: Annual data for the year ended December 31 of each respective year.

(1) Calculated by dividing noninterest expense by the sum of net interest income before provision for loan losses plus noninterest income.

Appendix

Non-GAAP Reconciliation
Tangible Common Equity and Tangible Assets

BAYCOM CORP

(Dollars in thousands except per share data)	2017	2018	2019	2020	2021
Tangible Common Equity:					
Total Common Shareholders Equity	$ 118,635	$ 200,752	$ 254,220	$ 252,591	$ 262,607
Adjustments:					
Goodwill	(10,365)	(14,594)	(35,466)	(38,838)	(38,838)
Core Deposit Intangible	(4,772)	(7,205)	(9,185)	(8,302)	(6,489)
Tangible Common Equity	**$ 103,498**	**$ 178,953**	**$ 209,569**	**$ 205,451**	**$ 217,280**
Tangible Assets:					
Total Assets - GAAP	$ 1,245,794	$ 1,478,395	$ 1,994,177	$ 2,195,666	$ 2,350,697
Adjustments:					
Goodwill	(10,365)	(14,594)	(35,466)	(38,838)	(38,838)
Core Deposit Intangible	(4,772)	(7,205)	(9,185)	(8,302)	(6,489)
Tangible Assets	**$ 1,230,657**	**$ 1,456,596**	**$ 1,949,526**	**$ 2,148,526**	**$ 2,305,370**
Common Shares Outstanding	7,496,995	10,869,275	12,444,632	11,295,397	10,680,386
Tangible Common Equity to Tangible Assets Ratio	8.41%	12.29%	10.75%	9.56%	9.42%
Tangible Book Value Per Share	$ 13.81	$ 16.46	$ 16.84	$ 18.19	$ 20.34

BAYCOM CORP

Questions ?

CONTACT INFORMATION

BayCom Corp

George J. Guarini, Founding Director and CEO
500 Ygnacio Valley Road Suite 200
Walnut Creek, CA 94596
gguarini@ubb-us.com
925.476.1800

Keary Colwell, Sr. Executive VP/CFO
500 Ygnacio Valley Road Suite 200
Walnut Creek, CA 94596
kcolwell@ubb-us.com
925.476.1800